OLD WESTBURY FUNDS, INC.

(the “Corporation”)

Old Westbury Large Cap Strategies Fund
Old Westbury Small & Mid Cap Strategies Fund
(together, the “Funds”)

Supplement dated September 5, 2017 to the

Statement of Additional Information (“SAI”) dated March 1, 2017

This Supplement updates, and should be read in conjunction with, the information provided in the Funds’ SAI dated March 1, 2017.

IMPORTANT NOTICE REGARDING NEW INVESTMENT SUB-ADVISERS

At a meeting held on July 26, 2017, the Board approved the appointment of Baillie Gifford Overseas Limited (“Baillie Gifford”) and Polunin Capital Partners Limited (“Polunin”) as sub-advisers to the Old Westbury Small & Mid Cap Strategies Fund (the “Small & Mid Cap Strategies Fund”).

Additionally, commodities are permissible investments with respect to each Fund.

Accordingly, effective September 5, 2017:

• The table in the section entitled “SECURITIES IN WHICH THE FUNDS INVEST” beginning on page 2 is amended as follows:

Securities and Investment Techniques	All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund
Commodities		Ö	Ö	Ö

• The following information is inserted as separate paragraphs after the last paragraph of the section entitled “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS? – INVESTMENT ADVISER AND SUB-ADVISERS” beginning on page 42:

The Adviser has also retained Baillie Gifford as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Baillie Gifford, agreed to and accepted by Old Westbury Funds, Inc. (the “Baillie Gifford Sub-Advisory Contract”). Pursuant to the Baillie Gifford Sub-Advisory Contract, Baillie Gifford will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Small & Mid Cap Strategies Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Baillie Gifford Sub-Advisory Contract, the Adviser pays Baillie Gifford from the advisory fees it receives from the Small & Mid Cap Strategies Fund. Baillie

Gifford & Co, a Scottish partnership wholly owned by 43 partners who are responsible for all areas of the firm, heads the group structure. As a private partnership, each of the partners is jointly and severally liable for the obligations of the firm and this liability is unlimited. The partnership has four 100% owned subsidiaries. All four are private limited companies registered in Scotland. It also has three indirectly owned 100% subsidiaries through Baillie Gifford, as well as one joint venture through Baillie Gifford.

The Adviser has also retained Polunin as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Polunin, agreed to and accepted by Old Westbury Funds, Inc. (the “Polunin Sub-Advisory Contract”). Pursuant to the Polunin Sub-Advisory Contract, Polunin will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Small & Mid Cap Strategies Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Polunin Sub-Advisory Contract, the Adviser pays Polunin from the advisory fees it receives from the Small & Mid Cap Strategies Fund. Polunin is primarily owned by its four co-founders, which include Douglas Polunin; Aditya Mehta; Julian Garel-Jones; and Paul Parsons, with external shareholders (friends & family members) holding approximately 15% of the Firm’s ownership.

• The following changes are made under the section entitled “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS? – INVESTMENT ADVISER AND SUB-ADVISERS – Additional Portfolio Manager Information”:

•	The table under the heading “Other Accounts Managed by Portfolio Managers” on page 44 is modified by adding the following under “Small & Mid Cap Strategies Fund”:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Baillie Gifford*
Douglas Brodie	0	$0	2	$836,700,000,000	1	$209,200,000,000

Polunin*
Douglas Polunin	0	$0	8	$3,337,142,285	6	$841,788,397

* Information provided as of June 30, 2017.

•	The table under the heading “Other Accounts Managed by Portfolio Managers – Accounts and Assets for which an Investment Advisory Fee is Based on Performance” on page 47 is modified by adding the following under “Small & Mid Cap Strategies Fund”

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Baillie Gifford*
Douglas Brodie	0	$0	0	$0	0	$0

Polunin*
Douglas Polunin	0	$0	0	$0	0	$0

* Information provided as of June 30, 2017.

•	The table under the heading “Ownership of Securities” on page 48 is modified by adding the following:

	Large Cap Core Fund	Large Cap Strategies Fund	Fixed Income Fund	Municipal Bond Fund	Small & Mid Cap Fund	Strategic Opportunities Fund
Baillie Gifford*
Douglas Brodie	None	None	None	None	None	None

Polunin*
Douglas Polunin	None	None	None	None	None	None

* Information provided as of June 30, 2017.

•	The following information is added at the end of the section entitled “Compensation of Portfolio Managers” beginning on page 50:

Baillie Gifford. Ballie Gifford’s compensation package is oriented towards rewarding long-term contributions to both investment performance and the business overall.

The partners are the sole owners of the firm and share directly in its profits. In this respect, the compensation and incentive package of senior executives is directly related to both performance and retaining its existing clients, achieved through providing excellent investment service.

The prospect of becoming a partner is a strong incentive to Ballie Gifford’s younger professionals. There is no set criteria for an employee to become a partner - individuals are invited to join the partnership as a result of their proven ability and ongoing contribution to the success of the firm. Partners’ equity ownership is determined by the Joint Senior Partners. Ballie Gifford actively looks to move its most qualified people along the partnership track.

A firm-wide bonus is paid annually. Additionally, a significant number of non-partner senior staff have a profits-related bonus scheme with awards determined by individual appraisal ratings and team performance.

The remuneration for investment managers at Baillie Gifford has three key elements (i) base salary, (ii) a company-wide all staff bonus and (iii) a performance related bonus, referred to as the Investment Departments’ Bonus Scheme.

Performance for investment managers is measured in two ways. Primarily, 50% of the bonus is based on individual performance. This is determined by the individual’s line manager at the annual appraisal at which staff are assessed against key competences and pre-agreed objectives. The remaining 50% is determined by the investment performance of the investment team, the Portfolio Construction Groups (“PCGs”), or a combination of both that the individual has been part of, over the specified investment time horizon, reflecting Ballie Gifford’s emphasis on long term investing. The Worldwide Discovery Strategy’s investment time horizon is five years.

Within the firm each Investment Team and the PCGs have pre-determined performance targets. These targets, along with the relevant funds being measured, are established and agreed with each head of department following consultation with the senior partners. With effect from the 2015 bonus year (for bonuses paid in 2016 and onwards) all Bonus Scheme members will defer between 20% and 40% of their annual variable remuneration. Awards deferred will be held for a period of three years and will be invested in a range of funds managed by Baillie Gifford. Previously bonus deferral only applied to a small number of senior individuals.

All Bonus Scheme members defer between 20% and 40% of their annual variable remuneration. Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s principal decision making process.

Polunin. The founding portfolio managers are all directors and the principal shareholders in the company. They are paid a basic salary annually with the emphasis on additional income being derived from the dividends paid by the investment management company, which in turn are driven by the performance of the portfolios including Polunin’s portion of the Funds. In this way, senior management remuneration is directly related to the long term success of Polunin and its strategies, and the executive team is motivated to maintain Polunin’s investment performance and operational efficiency.

Non-shareholder employees are paid an annual salary with bonuses paid on a strict performance-related basis. The company typically sets aside 10% of operating profit for employee bonuses. Basic salaries are set at a competitive level for the job description in the industry based on salary surveys purchased from reputable third-party providers. Variable compensation or profit share typically amounts to between 80% and 120% of base salary. Key measurement inputs for employee bonuses include the ability to meet goals and objectives (as discussed during the annual review process), length of service, and overall contribution to the success of the firm. All employees are entitled to participate in the firm’s contributory pension scheme and are provided with private medical and travel insurance. Over time it is intended that all employees will have the right to purchase shares in the company once a suitable share ownership plan is established.

•	The following information is added at the end of the section entitled “Potential Conflicts of Interests” beginning on page 53:

Baillie Gifford. Baillie Gifford has a firm-wide Code of Ethics policy that applies to all staff and partners of the firm. As part of that policy Baillie Gifford has requirements around the identification and management of personal conflicts of interest. This includes disclosure of outside business interests and personal associations.

Ballie Gifford takes all reasonable steps to ensure that any such outside business interest or personal association does not affect or reasonably appear to affect conduct or actions in Baillie Gifford, and therefore conflict with Ballie Gifford’s duties to clients or the firm. Any outside business interest or any significant relationship with another person working in a relevant business connected to Baillie Gifford is required to be disclosed to the compliance department. This would include a relationship or affiliation with a client of the firm or an adviser/consultant to a client.

A conflict of interest would be deemed significant if an independent third-party might reasonably consider that it could affect the individual staff member or partner’s actions or those of a personal associate. A record of such business interests or personal associations is retained by the compliance department along with an assessment of any action needed to manage the conflict.

Polunin. Polunin’s Conflicts of Interest Policy document identifies a number areas in which a conflict might arise. The following is a non-exhaustive description of the most significant conflicts that Polunin believes may have relevance to the Funds: conflicts between clients in the same or different strategies, or with performance rather than fixed management fees; personal account dealing by the firm’s employees; and the equitable resolution of trade errors. Polunin believes that it has robust procedures in place to mitigate or prevent the conflicts identified above from arising or from having an impact on the Funds. Among the procedures that are in place, the most significant are Polunin’s Order Aggregation and Allocation Policy which ensures that customers are treated fairly when buying and selling securities. Further, the firm’s Personal Account Dealing Policy ensures that no employee of the firm can buy or sell an investment before the firm’s customers. The above policies and procedures are monitored and controlled by a separate Compliance and Risk department within the firm, operating independently from the front office portfolio management team, staffed by senior professionals and led by a board director and equity shareholder of the firm.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE